                                                                   EXHIBIT 10.17

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                         CERTIFICATE PURCHASE AGREEMENT
                            (SERIES 1997-1, CLASS A)

                           dated as of June 27, 1997

                                     among

                    WISCONSIN CIRCLE II FUNDING CORPORATION,
                                 as Transferor,


                                      and

                        THE PURCHASERS DESCRIBED HEREIN



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

                               TABLE OF CONTENTS



ARTICLE I
DEFINITIONS....................................................   1
     SECTION 1.1     Definitions...............................   1

ARTICLE II
PURCHASE AND SALE OF CERTIFICATES..............................   1
     SECTION 2.1     The Commitments; Percentages..............   1
     SECTION 2.2     Purchase Mechanics During Revolving
                       Period..................................   2

ARTICLE III
INDEMNITY......................................................   2
     SECTION 3.1     Indemnity.................................   2
     SECTION 3.2     Taxes.....................................   3

ARTICLE IV
REPRESENTATIONS AND WARRANTIES.................................   4
     SECTION 4.1     Transferor................................   4
     SECTION 4.2     Purchasers................................   5

ARTICLE V
CONDITIONS.....................................................   5
     SECTION 5.1     Conditions to Initial Purchase............   5
     SECTION 5.2     Conditions to Each Purchase...............   8

ARTICLE VI
MISCELLANEOUS PROVISIONS.......................................   9
     SECTION 6.1     Amendments................................   9
     SECTION 6.2     No Waiver, Remedies.......................   9
     SECTION 6.3     Successors and Assigns; Assignments.......  10
     SECTION 6.4     Survival of Agreement.....................  11
     SECTION 6.5     Expenses; Further Indemnification.........  11
     SECTION 6.6     Entire Agreement..........................  12
     SECTION 6.7     Notices...................................  12
     SECTION 6.8     No Third-Party Beneficiaries..............  13
     SECTION 6.9     Severability of Provisions................  13
     SECTION 6.10    Counterparts..............................  13
     SECTION 6.11    Governing Law.............................  13

                                    SCHEDULE


SCHEDULE I          Stated Amounts and Percentages


                                    EXHIBITS

EXHIBIT A           Form of Pooling and Servicing Agreement
EXHIBIT B           Form of Purchase and Sale Agreement
EXHIBIT C           Form of Rule 144A Investment Letter

     This CERTIFICATE PURCHASE AGREEMENT, dated as of June 27, 1997 (this "Agreement"), is made among WISCONSIN CIRCLE II FUNDING CORPORATION, a Delaware corporation ("Transferor"), and the purchasers named on the signature pages of this Agreement (together with their respective permitted assigns, the "Purchasers").


                                   BACKGROUND

     1. Transferor will enter into (a) a Pooling and Servicing Agreement substantially in the form of Exhibit A (the "Pooling Agreement") with HCFP
                             ---------
Funding, Inc., a Delaware corporation, as servicer (in that capacity, together with any successors in that capacity, "Servicer"), and First Bank National Association, as trustee (in that capacity, together with any successors in that capacity, the "Trustee"), and (b) a Purchase and Sale Purchase Agreement substantially in the form of Exhibit B (the "Purchase Agreement") with
                             ---------
HealthCare Financial Funding II, Inc., a Delaware corporation, as Seller. Pursuant to the Pooling Agreement, Transferor will obtain the Series 1997-1, Class A Certificates (the "Certificates"), which will represent fractional undivided beneficial interests in the assets of the STL 1997-1 Trust (the "Trust"), a trust to be organized pursuant to the Pooling Agreement.

     2. Transferor wishes to sell the Certificates to the Purchasers and obtain their commitment to purchase fractional undivided beneficial interests in the assets of the Trust (each a "Trust Interest") that will be evidenced by the Certificates. Subject to the terms and conditions of this Agreement, each Purchaser is willing (a) to purchase a Certificate with an initial Stated Amount in the amount set forth opposite its name on Schedule I to this Agreement and
(b) to agree to so make purchases of Trust Interests up to the Stated Amount (as defined below) as set forth opposite its name on Schedule I.


                                   ARTICLE I
                                  DEFINITIONS


     SECTION 1.1    Definitions.  Capitalized terms used and not otherwise
                    -----------
defined herein have the meanings assigned to them in Appendix A to the Pooling Agreement.


                                   ARTICLE II
                       PURCHASE AND SALE OF CERTIFICATES


     SECTION 2.1    The Commitments; Percentages.  Subject to the terms and
                    ----------------------------
conditions of this Agreement and the Pooling Agreement, each Purchaser agrees, severally and for itself alone, upon Transferor's request, prior to the expiration of the Revolving Period, to make purchases (each a "Trust Purchase") of Trust Interests on each Subsequent Closing Date during the Revolving Period. The Trust Purchases by the Purchasers shall be made ratably in accordance with their respective Class Percentages; provided, that the failure of any Purchaser to make any Trust Purchase shall not relieve any other Purchaser of its obligation to make Trust Purchases hereunder; and provided further that the Purchasers shall not be obligated to make any Trust Purchase with respect to any Purchased Receivable in an amount exceeding the lesser of (i) $4,440,000 for any Receivable not primarily secured by real estate and (ii) $6,600,000 for any Receivable primarily secured by real estate and (b) eighty-eight percent (88%) of the outstanding principal amount of such Receivable held in Trust (the "Base Amount"). No Purchaser shall, however, be responsible for the failure of any other Purchaser to make any Trust Purchase. Subject to and in accordance with the terms of this Agreement, the aggregate principal amount of a Purchaser's investment represented by its Certificate may be increased or decreased from time to time.

     The initial Class Percentages of the initial Purchasers are set forth opposite their names on Schedule I.
                        ----------

     SECTION 2.2    Purchase Mechanics During Revolving Period.
                    ------------------------------------------

     (a) Trust Purchases on the Initial Purchase Date shall be in such amount as set forth on Schedule I hereto. Transferor shall give Purchasers not less than two Business Days' prior notice of any Trust Purchases that Transferor wishes the Purchasers to make on any Subsequent Closing Date during the Revolving Period. Each such notice shall be irrevocable, shall refer to this Agreement and shall specify (i) the aggregate purchase price for the requested Trust Purchases (each of which shall be in a minimum amount of $500,000 (or in the total unutilized amount of the various Purchasers' Stated Amounts, if less)) and
(ii) the applicable Subsequent Closing Date of the Trust Purchase. No requests that the Purchasers make Trust Purchases shall be made by the Transferor on or after the Purchase Termination Date.

     (b) After receiving any notice given pursuant to subsection (a) and subject
                                                      --------------
to the conditions in Article V, each Purchaser shall make a Trust Purchase in
                     ---------
the amount of its pro rata portion of aggregate Trust Purchases requested to be made, ratably according to its Class Percentage, on the applicable Subsequent Closing Date by wire transfer in Dollars of immediately available funds to Trustee for deposit into the Purchase Account.


                                  ARTICLE III
                                   INDEMNITY


     SECTION 3.1    Indemnity.  If a Purchaser shall incur any losses, expenses
                    ---------
or liabilities (including any interest paid to lenders of funds borrowed by it to fund any Trust Purchase and any loss sustained in connection with the re-deployment of such funds) as a result of the failure of a Trust Purchase to be made on a date specified therefor in a notice delivered by Transferor pursuant to Section 2.2 (other than any such failure resulting from the Purchaser's
   -----------
default in the performance of its obligations hereunder), then, upon written notice (which notice shall be signed by an officer of the Purchaser with knowledge of and responsibility for such matters and shall set forth in reasonable detail the basis for requesting the amounts) from the Purchaser to Transferor and Servicer, additional amounts sufficient to indemnify the Purchaser against the losses, expenses and liabilities, but not for any lost profits or other consequential damages associated therewith, shall constitute "Additional

Amounts" for purposes of the Pooling Agreement, and the Purchaser shall be entitled to receive these additional amounts, solely from amounts allocated thereto and paid pursuant to the Pooling Agreement.

     SECTION 3.2    Taxes.
                    -----

     (a) Any and all payments made to each Purchaser under its Certificate shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed, other than taxes imposed on all or part of the net income, profits or gains of that Purchaser (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) (all the nonexcluded taxes, levies, imposts, charges, deductions, withholdings and liabilities being hereinafter referred to as "Taxes"). If Trustee or the Paying Agent is required by law to deduct or withhold any Taxes from or in respect of any sum payable or under any Certificate to a Purchaser, then the sum payable shall be increased by the amount necessary to yield to such Purchaser (after payment of all Taxes) an amount equal to the sum it would have received had no such deductions or withholdings been made, and the additional amount shall constitute "Additional Amounts" for purposes of the Pooling Agreement, and the Purchaser shall be entitled to receive these additional amounts, solely from amounts allocated thereto and paid pursuant to the Pooling Agreement.

     (b) Whenever any Taxes are paid by Trustee pursuant to subsection (a), as
                                                            --------------
promptly as practicable thereafter Transferor shall send or cause to be sent to the relevant Purchaser the original or a certified copy of an original official receipt showing payment thereof (if any) or any other evidence of the payment as may be available to Transferor through the exercise of its reasonable efforts. If Trustee fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Purchaser the required receipts or other required documentary evidence, the Purchaser shall be entitled to receive, solely from amounts allocated with respect thereto and paid pursuant to the Pooling Agreement, additional amounts necessary to indemnify it for any incremental taxes, interest or penalties that may become payable by Purchaser as a result of any such failure, and the amounts shall constitute "Additional Amounts" for purposes of the Supplement, and the Purchaser shall be entitled to receive these additional amounts, solely from amounts allocated thereto and paid pursuant to the Supplement.

     (c) On or before the date it becomes a party to this Agreement (and, so long as it may properly do so, periodically thereafter, as requested by Servicer, to keep forms up to date), each Purchaser, including any Assignee, that is not a United States person (as defined in section 7701(a)(30) of the Internal Revenue Code), shall deliver to Trustee any certificates, documents or other evidence that shall be required by the Internal Revenue Code or Treasury Regulations issued pursuant thereto to establish that, assuming the Certificates are properly characterized as indebtedness for Federal income tax purposes, it is exempt from existing United States Federal withholding (including backup withholding) requirements, including (i) two original copies of Internal Revenue Service Form 1001 or Form 4224 or successor applicable form, properly completed and duly executed by the Purchaser or Assignee certifying that it is entitled to receive payments under this Agreement or any Certificate without deduction or withholding of any United States Federal income taxes, and (ii) an original copy of Internal Revenue Service Form W-8 or W-9 or applicable successor form, properly completed and duly executed; provided, that if any Purchaser does not comply with this subsection 3.2(c), amounts payable to such Purchaser under
                     -----------------
this Section 3.2 shall be limited to amounts that would have been payable under
     -----------
this section if such Purchaser had so complied.

     If at any time the Trustee or any Purchaser is required to pay any additional amount pursuant to this Section 3.2, such Purchaser shall make all reasonable efforts and take such other steps as may be reasonably available, so that the payment, deduction or withholding would be reduced or the provisions of
Section 3.2 would no longer be applicable.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES


     SECTION 4.1    Transferor.  As of the Closing Date and the date of each
                    ----------
purchase under Section 2.2, Transferor represents and warrants to the Purchasers that each of its representations and warranties in the Pooling Agreement and the Purchase Agreement is true and correct in all material respects, and that no other material breach exists on the part of Seller or Servicer under those Agreements, and further represents and warrants that:

     (a) no Early Amortization Event or Unmatured Early Amortization Event exists and the Delinquency Test is met;

     (b) assuming the accuracy of each Purchaser's representations set out in
Section 4.2 and that no Purchaser (and no Person acting on any Purchaser's
-----------
behalf) has made a general solicitation or general advertising within the meaning of the Securities Act, the offer and sale of the Certificates in the manner contemplated by this Agreement is a transaction exempt from the registration requirements of the Securities Act, and the Pooling Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended;

     (c) Transferor has not dealt with any financial advisor (other than the Purchasers), or other Person who may be entitled to any commission or compensation in connection with the sale of the Certificates;

     (d) no information supplied by or on behalf of Transferor to the Purchasers in connection with the Transaction Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein in light of the circumstances under which they were made not misleading, or any of such information has been corrected in writing by or on behalf of Transferor in writing delivered to Trustee, Servicer, and each Purchaser, as applicable, sufficiently prior to the date such information becomes material as to eliminate the effect of any prior inaccuracy or omission; and

     (e) the Certificates have been duly and validly authorized by Transferor and, from and after the date on which the Certificates are executed by Transferor and authenticated by the Trustee in accordance with the terms of the Pooling Agreement and this Agreement and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement, will be validly issued and outstanding and will constitute valid and legally binding obligations of the Trust entitled to the benefits of the Pooling Agreement and this Agreement and enforceable against the Trust in accordance with their terms.

     SECTION 4.2    Purchasers.  As of the Closing Date (or such later date on
                    ----------
which it acquires its Certificate in accordance with Section 6.3), each
                                                     -----------
Purchaser represents and warrants (and each Assignee shall be deemed to represent and warrant as of the date that its assignment becomes effective) that

     (a) it is an "accredited investor" as that term is defined in any of paragraphs (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or a "Qualified Institutional Buyer" under Rule 144A and Section 4(2) of the Securities Act, and is not purchasing its Certificate with a view to making a distribution thereof (within the meaning of the Securities Act);

     (b) it (a) is not, and is not purchasing its Certificate directly or indirectly on behalf of, or with the assets of, an ERISA plan;

     (c) (i) No more than 100 Persons may be Certificateholders at any one time,
(ii) the Certificates shall not be registered under the Securities Act nor listed on any exchange, (iii) if investment in this Certificate represents substantially all of the value of the Purchaser's assets, then the investment is not being made for the principal purpose of avoiding the 100 partner representation of the private placement exemption to the "publicly traded partnership rule" under Treasury Regulation 1-7704-1(h)(3);

     (d) it confirms it has had the opportunity to request financial and other information as it has deemed necessary in connection with its decision to purchase the Certificates, and has received and carefully read and is familiar with the information provided by the Transferor in such connection;

     (e) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Certificates;

     (f) the Certificates are being acquired solely for the Purchaser's own account, for investment, and are not being purchased with a present view to or for the resale, distribution, subdivision or fractionalization thereof; and the Purchaser agrees that such Certificates will not be sold without redistribution under the Securities Act or an exemption therefrom, and then solely in a accordance with the terms of the Pooling Agreement; and

     (g) this Agreement has been duly and validly authorized by the Purchasers and will constitute the valid and legally binding obligation of the Purchasers, enforceable against the Purchasers in accordance with its terms.

                                   ARTICLE V
                                   CONDITIONS

     SECTION 5.1    Conditions to Initial Purchase.  The obligation of each
                    ------------------------------
Purchaser to Purchase its Certificate shall be subject to the satisfaction of the conditions precedent that,

     (a) the conditions precedent specified in the Purchase Agreement (other than those that relate to this Agreement) shall be satisfied;

     (b) such Purchaser shall have received a duly executed and authenticated Certificate registered in its name and in a Stated Amount equal to the amount set out opposite its name on Schedule I to this Agreement;

     (c) such Purchaser shall have received the initial installment of the structuring fee set forth in the letter dated June 27, 1997, from CSFB to the Servicer; and

     (d) such Purchaser shall have received an original (except as indicated below) counterpart of the following (each of which, if not in a form attached to this Agreement, shall be in form and substance satisfactory to the Required Person):

               (i) the Pooling Agreement and the Purchase Agreement, each of which shall be in full force and effect, and all actions required to be taken under those documents in connection with the issuance of the Certificates shall have been taken;

               (ii) a certificate of the Secretary, or an Assistant Secretary, of each of Transferor, Guarantor, Servicer and Seller with respect to:

                   (A) attached copies of resolutions of its Board of Directors (or, if applicable, its managing body) then in full force and effect authorizing the execution, delivery and performance of the Transaction Documents,

                   (B) the incumbency and signatures of those of its officers authorized to act with respect to the Transaction Documents, and

                   (C) attached copies of its certificate of incorporation and by-laws (or, if applicable, its limited liability company operating agreement);

               (iii) a certificate of an Authorized Officer of Transferor as to the satisfaction of the conditions precedent set forth in Section 5.2, and
                                                               -----------
     a certificate of Transferor that the representations and warranties of the Transferor set out in this agreement are true and correct in all material respects as of the date of such initial purchase and that no Early Amortization Event or Unmatured Early Amortization Event exists;

               (iv) a certificate of an Authorized Officer of Seller and Servicer as to the satisfaction of the conditions precedent set forth in the Purchase Agreement and Pooling Agreement, respectively, and a certificate of Seller and Servicer that the representations and warranties set out in the Purchase Agreement and Pooling Agreement, respectively, are true and correct in all material respects as of the date of such initial purchase and that no Early Amortization Event or Unmatured Early Amortization Event exists;

               (v) a certificate of an appropriate officer of Trustee stating that the Pooling Agreement has been duly authorized, executed and delivered by Trustee and the Certificates have been duly authenticated by Trustee in accordance with the Pooling Agreement and an opinion of counsel to Trustee as to related matters;

               (vi) the Purchase Report for the Initial Purchase Date;

               (vii) copies of each document delivered to Transferor by Seller pursuant to Article IV of the Purchase Agreement, in form and substance satisfactory to each Purchaser;

               (viii) results of recent searches of the UCC filing records and tax and ERISA and judgment lien records in each jurisdiction in which a filing referred to in subsection (ix) is to be made for filings against
                           ---------------
     Seller (including any predecessors in interest to Seller going back five years) and Transferor, showing no filings of record that cover any of the Receivables or the other Transferred Assets other than (i) the financing statements referred to in subsection (ix) (to the extent shown in the
                               ---------------
     searches) and (ii) any other filings as to which the Purchasers have received signed UCC-3 termination statements or pay-off letters in form and substance satisfactory to them;

               (ix) confirmation satisfactory to the Purchasers that (x) the following, as applicable, have been placed with Lexis Document Services or another filing service selected by the Purchasers for filing, the filing to occur on or before the Closing Date and (y) any filing fees and indebtedness taxes necessary to perfect or protect true security interests by means of such filings have been paid in full:

                   (A) UCC financing statements naming each Obligor, as seller/debtor, and Seller, as secured party/purchaser, in each office where the filing is necessary for the perfection of the sales or pledges of Receivables and Related Assets by such Obligor to Seller;

                   (B) assignments of such existing UCC financing statements to Transferor, as assignee of the secured party, and further to Trustee, as further assignee of the secured party, in each office where the filing is necessary for the perfection of the sales or pledges of Receivables and Related Assets by each Obligor to Seller;

                   (C) UCC financing statements naming Seller, as seller/debtor, and Transferor, as secured party/purchaser, in each office where the filing is necessary for the perfection of the sales or contribution of Receivables and Related Assets by Seller to Transferor;

                   (D) assignments of such existing UCC financing statements to Trustee, as assignee of the secured party, in each office where the filing is necessary for the perfection of the sales of Receivables and Related Assets by Seller to Transferor; and

                   (E) UCC financing statements naming Transferor, as seller/debtor, and Trustee, as secured party/purchaser, in each office where the filing is necessary for the perfection of the transfers of Receivables and other Transferred Assets by Transferor to Trustee;

               (x) opinions of counsel to Transferor as to certain corporate and securities matters concerning Seller, Guarantor, Federal and state tax and UCC matters, state licensing and tariffs, true sale and non-consolidation issues, addressed to the Purchasers and Trustee, and in each case as to the matters and in such form and substance as shall be reasonably satisfactory to the Purchasers and Trustee;

               (xi) evidence, reasonably satisfactory to the Purchasers, of the payment of all taxes, fees and other governmental charges, if any, incidental to the issuance of the Certificates and to the consummation of the transactions contemplated hereunder and under the Pooling Agreement;

               (xii) solvency certificates of the chief financial officer of Seller and Guarantor, which certificate shall be addressed to the Purchasers and shall be in form and substance reasonably satisfactory to the Purchasers;

               (xiii) such sublicenses and assignments as the Purchasers shall require with regard to all computer and data recovery software used by Servicer or Seller in connection with the servicing of the Transferred Assets, which sublicenses and assignments will permit any substitute Servicer to use such software; and

               (xiv) any other information, certificates, opinions and documents as the Purchasers reasonably may request.

     If the conditions specified above have not been fulfilled on the date hereof, any condition specified in this Agreement shall not have been fulfilled when and as required in this Agreement or waived by the Purchasers, in each case a Purchaser's obligations to purchase the Certificates pursuant to this Agreement may be terminated by notice to Transferor. Nothing in this paragraph shall operate to relieve Transferor from any of its obligations hereunder or otherwise waive any of the Purchasers' rights against Transferor.

     SECTION 5.2    Conditions to Each Purchase. The obligation of each
                    ---------------------------
Purchaser to make any Trust Purchase on any day (including those comprising the initial Purchase) shall be subject to the Trustee's receipt of the Purchase Report for that day and to the conditions precedent that on the date of the Trust Purchase, before and after giving effect thereto and to the application of any proceeds therefrom, the following statements shall be true:

     (a) the representations and warranties of Transferor set out in this Agreement are true and accurate in all material respects as of that date with the same effect as though made on that date (unless specifically stated to relate to an earlier date);

     (b) the funded principal amount of its Certificate, after giving effect to the Trust Purchase, does not exceed its Class Percentage of an amount equal to 88% of the Unpaid Balance of the Eligible Receivables held in the Trust, and the cumulative amount funded under its Certificate will not thereby exceed the Stated Amount of such Certificate;

     (c) the Seller has satisfied the conditions for the sale of Receivables under the Purchase Agreement;

     (d) no Unmatured Early Amortization Event or Early Amortization Event has occurred and is continuing;

     (e) no event which would become a Bankruptcy Event under subsection (a) of the definition thereof with the passage of time has occurred and is continuing; and

     (f) the Purchase Termination Date has not occurred.

The giving of any notice pursuant to Section 2.2(a) shall constitute a
                                     --------------
representation and warranty by Transferor that the foregoing statements are true.


                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS


     SECTION 6.1    Amendments.  This Agreement may be amended, modified or
                    ----------
waived in a writing agreement among Transferor and the Required Person; provided, however, that no amendment modification, waiver or consent shall (a) decrease in any manner the amount of, or delay the timing of, any allocation, payment or distribution in respect of any Certificate without the prior written consent of each Purchaser affected thereby, (b) amend, modify or waive any provision of this Agreement that requires the approval or consent of a specified percentage of Purchasers without the prior written consent of that percentage of Purchasers, (c) amend, modify or waive the provisions of this section with respect to the rights of any Purchaser, or the Class Percentage of any Purchaser, without the consent of that Purchaser, (d) waive any Early Amortization Event arising from a Bankruptcy Event with respect to Transferor or Seller without the consent of each Purchaser, (e) amend or modify the Class Percentage of any Purchaser, without its prior written consent or (f) waive any of the requirements hereunder that the interests of Trustee in the Receivables and the other Transferred Assets be perfected by appropriate Public Notice filings without the prior written consent of each Purchaser. Each Purchaser shall be bound by any modification, waiver or consent authorized by this section.

     SECTION 6.2    No Waiver, Remedies.  Any waiver, consent or approval given
                    -------------------
by any party hereto shall be effective only in the specific instance and for the specific purpose for which given, and no waiver by a party of any breach or default under this Agreement shall be deemed a waiver of any other breach or default. No failure on the part of any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or any abandonment or discontinuation of steps to enforce the right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on any party hereto in any case shall entitle such party to any or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.


     SECTION 6.3    Successors and Assigns; Assignments.
                    -----------------------------------

     (a) This Agreement shall be binding upon, and inure to the benefit of Transferor and the Purchasers and their respective successors and assigns; provided that Transferor may not assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of all the Purchasers; and provided further, that no Purchaser may transfer, pledge, assign, sell participations in or otherwise encumber its rights or obligations hereunder or any interest herein except as permitted under this section.

     (b) Subject to the terms of Section 6.3(e), any Purchaser may at any time
                                 --------------
assign to any Permitted Transferee or to one or more banks or institutional investors (each, an "Assignee") all or any part of its participating interests in all or any portion of its Certificate and its obligations hereunder (its "Credit Exposure"); provided that (i) unless assigned to an Affiliate of the Purchaser or to a Permitted Transferee, it assigns all of its Credit Exposure or a portion of its Credit Exposure in a Stated Amount not less than $5,000,000, and (ii) if such Assignee is not a United States person (as defined in section 7701(a)(30) of the Internal Revenue Code), such Assignee shall satisfy the requirements of Section 4.2, provided, that if such Assignee thereafter fails to
                ------------
comply with the requirements of Section 4.2, amounts payable to it under Section
                                -----------                              -------
4.2 shall be limited to amounts that would be payable if such Assignee had
---
complied with Section 4.2, and (iv) such Assignee shall meet the requirements
              -----------      ----
for reregistration of a Certificate in its name under the Pooling Agreement.

     Transferor and the Purchasers agree to extend the rights and benefits with respect to Transferor under this Agreement to the Assignee to the extent the Assignee would have had if it were a Purchaser that was an original signatory to this Agreement; provided, that the parties hereto shall be entitled to continue to deal solely and directly with the assignor Purchaser in connection with the interests so assigned to the Assignee until the assignment agreement, as described above, shall have been delivered to the Transfer Agent and Registrar by the Purchaser and the Assignee and the assignment shall have become effective. Upon the effective assignment of its Credit Exposure, the Purchaser shall be relieved of its obligations hereunder to the extent of the assignment.

     (c) The sale or assignment by a Purchaser of any Credit Exposure to any Assignee (each, a "Transferee") shall not be effective until it has agreed to be bound by the provisions of this Agreement and the Pooling Agreement. Transferor authorizes the Purchasers to disclose to any Transferee and any prospective Transferee any and all information in their possession concerning Transferor or Seller in connection with the Transferee's credit evaluation of the Program prior to entering into this Agreement; provided, that, such Assignee agrees, in a writing reasonably satisfactory to the Seller, to use such information only in connection with such Assignee's decision to purchase all or any part of a Certificate and to otherwise keep such information confidential.

     (d) Notwithstanding any other provision set forth in this Agreement, the Purchasers may at any time create a security interest in all or any portion of their rights under this Agreement and the Certificates in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

     (e) No transfer, assignment or other conveyance of, or sale of any Credit Exposure of a Purchaser in, a Certificate shall be made unless, after giving effect thereto, there shall be no more than [--] Private Holders of Subject Instruments, as reasonably determined by Transferor. Any attempted transfer, assignment, conveyance, participation or subdivision in contravention of the preceding restrictions, as reasonably determined by the Transferor, shall be void ab initio and the purported transferor, seller or subdivider of such Certificate shall continue to be treated as the Certificateholder of any such Certificate for all purposes of this Agreement.

     (f) Each Purchaser claiming increased amounts described in Sections 3.1,
                                                                ------------
3.2 or 6.5 hereof shall furnish to the Trustee, any Paying Agent, Servicer and
---    ---
Transferor a certificate setting forth in reasonable detail the basis and amount of each request by such Purchaser for certificate will be prepared in accordance with the requirements of such Section (if any). Determinations by an Purchaser of any increased amounts referred to in such Sections shall be conclusive, absent demonstrable error. Each Purchaser shall promptly notify, the Trustee, Servicer and Transferor of the occurrence of any event of which such Purchaser is aware that would be likely to result in a demand for compensation pursuant to
Section 3.1, 3.2 or 6.5 hereof.
-----------  ---    ---

     SECTION 6.4    Survival of Agreement.  All covenants, agreements,
                    ---------------------
representations and warranties made herein and in the Certificates delivered pursuant hereto shall survive the making and the repayment of the Trust Purchases and the execution and delivery of this Agreement and the Certificates and shall continue in full force and effect until all obligations have been paid in full and all commitments of the Purchasers hereunder have been terminated.
In addition, the obligations of Transferor under Sections 3.1, 3.2 and 6.5
                                                 ------------  ---     ---
hereof shall survive the termination of this Agreement.

     SECTION 6.5    Expenses; Further Indemnification.  Transferor shall pay on
                    ---------------------------------
demand (a) all reasonable out-of-pocket fees and expenses (including reasonable attorneys' fees and expenses) of the Purchasers incurred in connection with the preparation, execution, delivery, administration, amendment, modification and waiver of the Transaction Documents and the making and repayment of the Trust Purchases, including any Servicer or collection agent fees paid to any third party for services rendered to the Purchasers in collecting the Receivables and
(b) all reasonable out-of-pocket fees and expenses of the Purchasers (including reasonable attorneys' fees and expenses of their counsel) incurred in connection with the enforcement of the Transaction Documents against Transferor in connection with any workout or restructuring of the Transaction Documents provided that the sum of such amounts may not exceed $75,000 with respect to initial Closing and the initial Purchase hereunder. In addition, Transferor will pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, recording or enforcement of this Agreement or any payment made under the Transaction Documents, and hereby indemnifies and saves the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay the taxes and fees. Transferor agrees to reimburse and indemnify each Purchaser and their respective officers, directors, shareholders, controlling Persons, employees and agents (collectively, the "Indemnitees") from and against any and all actions, judgments, costs, expenses or disbursements of whatsoever kind or nature that may be imposed on, asserted against or incurred or suffered by the Purchasers (including fees and expenses of legal counsel, accountants and experts) in any way relating to or arising out of the acts, errors or omissions of the Transferor under any Transaction Document. Additional amounts sufficient to indemnify the Purchasers or other Indemnitees under this Section 6.5 shall
                                                         -----------
constitute "Additional Amounts" for purposes of the Pooling Agreement, and the Purchasers or other Indemnities shall be entitled to receive these additional amounts, solely from amounts allocated thereto and paid pursuant to the Pooling Agreement.

     Notwithstanding the foregoing (and with respect to clause (x) below,
                                                        ----------
without prejudice to the rights that an Indemnitee may have pursuant to the other provisions of the Transaction Documents), in no event shall any Indemnitee be indemnified against any amounts (w) resulting from gross negligence or willful misconduct on the part of such Indemnitee (or any of its officers, directors, employees, affiliates or agents) or the failure of such Indemnitee to perform its obligations under the Transaction Documents, (x) to the extent they include amounts in respect of Receivables and reimbursement therefor that would constitute credit recourse to Transferor, Seller or Servicer for the amount of any Receivable or Related Transferred Asset not paid by the related Obligor or
(y) to the extent they are or result from lost profits or other consequential damages.

     If for any reason the indemnification provided in this section is unavailable to an Indemnitee or is insufficient to hold it handless, then Transferor shall contribute to the amount paid by the Indemnitee as a result of any loss, claim, damage or liability in a proportion that is appropriate to reflect not only the relative benefits received by the Indemnitee on the one hand and Transferor on the other hand, but also the relative fault of the Indemnitee (if any), Transferor and any other relevant equitable considerations; provided that the Transferor shall not, and shall not be obligated to, pay any amount pursuant to this Section unless and to the extent that the Transferor has funds available to pay such amounts or funds are allocated thereafter to the Transferor and there shall be no recourse to Transferor for all or any part of any amounts payable pursuant to this section if they are at any time insufficient to make all or part of any such payments. Any amount which Transferor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in (S) 101 of the Bankruptcy Code) against or corporate obligation of Transferor for any such insufficiency.

     SECTION 6.6    Entire Agreement.  This Agreement, together with the
                    ----------------
documents delivered pursuant to Section 5.1 and the other Transaction Documents, including the exhibits and schedules thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

     SECTION 6.7    Notices.  All communications hereunder shall be in writing
                    -------
and shall be deemed to have been duly given if personally delivered, sent by overnight courier or mailed by registered mail, postage prepaid and return receipt requested, or transmitted by facsimile transmission and confirmed by a similar mailed writing to any party at the address for that party set forth (a) on the signature page to this Agreement or (b) to another address as that party may designate in writing to the Purchasers and Transferor.

     SECTION 6.8    No Third-Party Beneficiaries.  Nothing expressed herein is
                    ----------------------------
intended or shall be construed to give any Person (other than the parties hereto, and Assignees described in Section 6.3 ) any legal or equitable right, remedy or claim under or in respect of this Agreement.

     SECTION 6.9    Severability of Provisions.  Any covenant, provision,
                    --------------------------
agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement.

     SECTION 6.10   Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts (which may include facsimile) and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

     SECTION 6.11   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                    -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.


                         WISCONSIN CIRCLE II FUNDING CORPORATION, as Transferor


                         By:  /s/ Edward P. Nordberg, Jr.
                             ----------------------------

                              Its:  Executive Vice President
                                    --------------------------

                         Address:   --------------------------

                                    --------------------------
                         Attention:
                                    --------------------------
                         Telephone:
                                    --------------------------
                         Facsimile:
                                    --------------------------


                         CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL, LLC, as a Purchaser


                         By:  /s/ David Arzi
                             ---------------------------------
                              Its:  Vice President
                                    --------------------------

                         Address:   11 Madison Avenue
                                    New York, New York  10010
                         Attention:
                                    --------------------------
                         Telephone:
                                    --------------------------
                         Facsimile:
                                    --------------------------

                                                                      SCHEDULE I
                                               to Certificate Purchase Agreement
                                                          Series 1997-1, Class A


                 AMOUNT OF EACH INITIAL PURCHASER'S CERTIFICATE
                 ----------------------------------------------


     Purchaser                                Stated Amount of Certificate
     ---------                                ----------------------------

     Credit Suisse First Boston Mortgage Capital, LLC  $50,000,000.00

                                              Class Percentage
                                              ----------------

     Credit Suisse First Boston Mortgage Capital, LLC  100%

                                                                       EXHIBIT A
                                               to Certificate Purchase Agreement
                                                          Series 1997-1, Class A


                    FORM OF POOLING AND SERVICING AGREEMENT
                    ---------------------------------------

                                                                       EXHIBIT B
                                               to Certificate Purchase Agreement
                                                          Series 1997-1, Class A


                      FORM OF PURCHASE AND SALE AGREEMENT
                      -----------------------------------

                                                                       EXHIBIT C
                                               to Certificate Purchase Agreement
                                                          Series 1997-1, Class A


                      FORM OF RULE 144A INVESTMENT LETTER
                      -----------------------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------


     The undersigned hereby certifies as follows in connection with its acquisition of the Series 1997-1 Class A Certificates (the "Class A Certificates") of the _________________ trust (the "Trust") issued pursuant to a Pooling and Servicing Agreement dated as of June __, 1997 among _____________ Corporation as Transferor, HealthCare Financial Partners, Inc., as Servicer and ___________ as Trustee (the "Pooling Agreement")(capitalized terms used herein and not otherwise defined herein shall have such meaning as defined in the Pooling Agreement):

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer. The Buyer is executing and delivering a Certificate Purchase Agreement with this letter.

     2. The Buyer understands that the offering and sale of its interests under the Pooling Agreement and the Class A Certificate have not been and will not be registered under the Securities Act of 1933, as amended, and have not and will not be registered or qualified under any applicable "blue sky" law, and that the offering and sale of the Class A Certificates have not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body. The Buyer will be purchasing the Class A Certificates for the Buyer's own account, without a view to any distribution, resale or other transfer thereof except as contemplated in the following sentence. The Buyer will not resell or otherwise transfer any of the Class A Certificates except in a transaction that complies with Section 6.3 of each of the Certificate Purchase Agreement and the Pooling Agreement and which is a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws.

          The Buyer understands that the Class A Certificate will bear a legend to substantially the following effect:

               THIS CLASS A CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. BY ITS ACCEPTANCE HEREOF, EACH INVESTOR REPRESENTS AND AGREES THAT IT IS ACQUIRING THIS CLASS A CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF OR THEREOF AND THAT THIS CLASS A

               CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS UNDER STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS CLASS A CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN SECTION 6.3 OF THE CERTIFICATE PURCHASE AGREEMENT AND SECTION 6.3 OF THE Pooling Agreement.

          THIS CLASS A CERTIFICATE MAY HAVE ORIGINAL ISSUE DISCOUNT ("OID"). CONTACT _____________________, FOR INFORMATION CONCERNING THE ISSUE PRICE, AMOUNT OF OID, ISSUE DATE AND YIELD TO MATURITY OF THIS CLASS A CERTIFICATE.

     3. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________/1/ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

          ___  Corporation, Etc.  The Buyer is a corporation (other than a bank,
               -----------------
               savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or organization described in Section 501(c)(3) of the Internal Revenue Code.

          ___  Bank.  The Buyer (a) is a national bank or banking institution
               ----
               organized under the laws of any United States State ("State"), territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
                                            ----------------------------------

          ___  Savings and Loan.  The Buyer (a) is a savings and loan
               ----------------
               association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

----------------
/1/ Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

          ___  Broker-Dealer.  The Buyer is a dealer registered pursuant to
               -------------
               Section 15 of the Securities Exchange Act of 1934.

          ___  Insurance Company.  The Buyer is an insurance company whose
               -----------------
               primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

          ___  State or Local Plan.  The Buyer is a plan established and
               -------------------
               maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ___  ERISA Plan.  The Buyer is an employee benefit plan within the
               ----------
               meaning of Title I of the Employee Retirement Income Security Act of 1974.

          ___  Investment Adviser.  The Buyer is an investment adviser
               ------------------
               registered under the Investment Advisers Act of 1940.

          ___  SBIC.  The Buyer is a Small Business Investment Company licensed
               ----
               by the U.S. Small Business Administration under Section 301(c) or
               (d) of the Small Business Investment Act of 1958.

          ___  Business Development Company.  The Buyer is a business
               ----------------------------
               development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

          ___  Trust Fund.  The Buyer is a trust fund whose trustee is a bank or
               ----------
               trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
               (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

          ___  Investment Company.  The Buyer is an investment company
               ------------------
               registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

          ____ The Buyer owned $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          The term "Family of Investment Companies" as used herein means
                    ------------------------------
          two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4.   The term "securities" as used herein does not include (i) securities
                    ----------                 ----------------
          of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     5. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     6. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Class A Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

     7. The Buyer makes the representation contained in the following sentence, and agrees that the Class A Certificate may be transferred to a Person only if the transfer and holding of such Class A Certificates would be exempt from the prohibited transaction sanctions of ERISA (as defined below) and the Code (as defined below). To that end, at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by the Buyer to make its investment under the Pooling Agreement and to purchase its Class A Certificate:

               (i) if the Buyer is an insurance company, the Source is any of
          (1) funds held by the Buyer in its general account which the Buyer reasonably believes do not constitute "plan assets" of an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or of a governmental plan as defined in Section 3(32) of ERISA subject to any federal, state or local law which is to a material extent similar to the foregoing provisions of ERISA or the Code, or (2) funds held by the Buyer in its general account with respect to which the Buyer reasonably believes the requirements of
          Section I of Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 3592 (1995), will be satisfied at all times with respect to the Buyer's investment under the Pooling Agreement and purchase of its Class A Certificate, or (3) an insurance company pooled separate account described in Prohibited Transaction Exemption ("PTE") 90-1 and no employee benefit plan or plans maintained by the same employer or employee organization beneficially owns or will own more than 10% of all assets allocated to such pooled separate account; or

               (ii) the Source is a bank collective investment fund (as defined in Section IV of PTE 91-38) and no employee benefit plan or plans maintained by the same employer or employee organization beneficially owns or will own more than 10% of all assets allocated to such collective investment fund; or

               (iii) the Source is a governmental plan that is covered neither by ERISA nor Section 4975 of the Code and neither the purchase of, nor the subsequent holding of, the Class A Certificate will result in, arise from, constitute or involve a transaction that is prohibited under applicable state or local law; or

               (iv) the Source does not include assets of any employee benefit plan that is subject to Title I of ERISA.

     8. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Class A Certificates will constitute a reaffirmation of this certification as of the date of such purchase.

     9. The Buyer has provided with this certification a completed IRS Form W-8 or W-9. The undersigned agrees to notify the Trustee at least thirty (30) days prior to the date that the form relied upon becomes obsolete and agrees to submit a new certificate as to its status prior to the obsolescence of the old form. The undersigned understands that this certificate and the aforementioned IRS Forms may be disclosed to the Internal Revenue Service by the Trustee or the Servicer and any false statement contained therein could be punishable by fines, imprisonment or both.

     10. Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trustee of any change in the information provided above, and, if applicable, I further declare that I have the authority/*/ to sign this document.


                              _____________________________________
                              Print Name of Buyer


                              By:   _____________________________________
                                    Name:  _________________________
                                    Title:   _________________________
                                    Date:    _________________________